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                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-1 of our report dated February 26, 2000 relating to the consolidated financial statements of BuildNet, Inc., which appears in such Registration Statement. We also consent to the references to us under the headings "Experts" and "Selected Consolidated Financial Data" in such Registration Statement.





PricewaterhouseCoopers LLP


Raleigh, North Carolina
March 17, 2000





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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-1 of our report dated February 21, 2000 relating to the financial statements of NxTrend Technology, Inc., which appears in such Registration Statement. We also consent to the references to us under the headings "Experts" and "Selected Consolidated Financial Data" in such Registration Statement.





PricewaterhouseCoopers LLP


Raleigh, North Carolina
March 17, 2000



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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-1 of our report dated February 16, 2000 relating to the financial statements of The UniLink Group, LLC, which appears in such Registration Statement. We also consent to the references to us under the headings "Experts" and "Selected Consolidated Financial Data" in such Registration Statement.





PricewaterhouseCoopers LLP


Raleigh, North Carolina
March 17, 2000


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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-1 of our report dated August 12, 1999 relating to the financial statements of The McCosker Corporation, which appears in such Registration Statement. We also consent to the references to us under the headings "Experts" and "Selected Consolidated Financial Data" in such Registration Statement.





PricewaterhouseCoopers LLP


Raleigh, North Carolina
March 17, 2000